November 10, 1997

Dear Shareholder:

  We are pleased to report that the Hilliard Lyons Growth Fund made good progress in the third quarter, advancing 3.5%. For the first nine months of 1997, the Fund was up 23.9%. The S&P 500 Index advanced 7.5% and 29.7% for the three and nine month periods respectively. It is worth noting that the Fund was one of very few growth funds to grow in the month of October, and fully made up the gap in performance relative to the Index.

 Beta

  The tremendous growth of assets in mutual funds, foundations, retirement plans, and other institutions has spawned a thriving consulting industry to evaluate investment performance. In an effort to create standards of evaluation, a number of indicators have been developed so that portfolios may be categorized and characterized properly. One measurement is called beta. Its purpose is to measure the volatility of a stock or a portfolio compared to the Standard and Poor's 500 Index. It measures whether a particular stock jumps around more than the average stock.

  As we invest the Fund's assets, we pay little attention to the often arcane measurements that the consultants use. But it is noteworthy that the beta of the Hilliard Lyons Growth Fund is so incredibly low. It is reported by CDA Weisenberger to be in the lowest 10% of volatility for all growth funds. This characteristic explains why the Fund has tended to lag in markets that are soaring. Likewise, in bad markets such as we had in October and on bad days, such as October 27th when the market dropped 550 points, the Fund has ordinarily held its value very well.

  With the idea that understanding this extraordinarily low beta may help you better to understand the Fund, we offer this explanation for the low volatility in the Hilliard Lyons Growth Fund. First, the managements of most of our companies go out of their way to communicate with shareholders in a frank and thorough fashion. There is an effort to make sure that the expectations of shareholders are reasonable. Bad news is freely discussed. Indeed, the problems get the most attention in company communications, as executives realize that the problems and their solutions are often at the forefront of shareholder concerns. The second reason for low volatility is that our companies generally operate businesses that are easy to understand and difficult to fantasize about. The lack of fantasy power tends to put a lid on exaggerated optimism and pessimism at market extremes. In our companies, what you see is what you get. We are very comfortable with a portfolio of such securities. It is our hope that the returns you get as an investor in the Fund will mirror the progress of the companies that the Fund holds and not be the result of wild market swings. We shoot for consistent progress at a superior rate.

 Outlook

  It seems clear that the nearly perfect economic conditions and investment climate have given way to a more turbulent period. In our view the primary cause of distortions has been the strength and sheer size of the U.S. economy as it trades with other nations. It is vitally important in international commerce for a stable medium of exchange to exist to facilitate trading goods. Reflecting the might of the U.S. economy, the dollar's strength compared to other currencies has destabilized the outlook for emerging economies in Asia and South America.
                                                             Continued . . . . .

  It has been a most happy event to have the stock market go up, up, and up some more in the last three years. An inevitable result, however, is that stocks become priced at levels that leave them ill prepared to withstand bad news. The crumbling stock markets and exchange rates in Southeast Asia do not appear to us to be big events for economic conditions in this country. The outsized response of our stock market serves as a reminder of the vulnerability of a stock market reflecting supremely optimistic forecasts. Periodic market weakness may be in the cards in the foreseeable future. We have a shopping list prepared for days of bargain pricing.

  You have our best wishes for happy holidays and a special thanks for your continued support.

                                           /s/ DONALD F. KOHLER
                                           DONALD F. KOHLER
                                           Chairman

                                           /s/ SAMUEL C. HARVEY
                                           SAMUEL C. HARVEY
                                           President

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                               SEPTEMBER 30, 1997

                                                                       Market
 Shares  Company                                                        Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 89.5%
 -------------------------------------------------------------------------------
         CAPITAL GOODS -- 16.2%
         -----------------------------------------------------------------------
 33,000  Dover Corp...............................................   $ 2,239,875
 21,000  General Electric Co......................................     1,429,313
 16,800  Hubbell Inc. CL B........................................       777,000
 43,000* Lydall Inc...............................................     1,007,812
 40,500  Nordson Corp.............................................     2,374,313
                                                                     -----------
                                                                       7,828,313
         CONSUMER DURABLE -- 7.3%
         -----------------------------------------------------------------------
 49,500  Donaldson Inc............................................     2,376,000
 40,000  Harley Davidson Inc......................................     1,167,500
                                                                     -----------
                                                                       3,543,500
         CONSUMER NON-DURABLE -- 5.7%
         -----------------------------------------------------------------------
 36,500* Bush Boake Allen Inc.....................................     1,213,625
 38,000  PepsiCo Inc..............................................     1,541,375
                                                                     -----------
                                                                       2,755,000
         FINANCIAL -- 31.8%
         -----------------------------------------------------------------------
 27,000  American International Group Inc.........................     2,786,062
     23* Berkshire Hathaway Inc...................................     1,030,400
 80,000  Cincinnati Financial Corp................................     6,560,000
 48,000  Federal Home Loan Mortgage Corp..........................     1,692,000
 12,000  Fifth Third Bancorp......................................       784,500
 85,875  Synovus Financial Corp...................................     1,846,312
 10,000  Wachovia Corp............................................       720,000
                                                                     -----------
                                                                      15,419,274
         HEALTH CARE -- 9.5%
         -----------------------------------------------------------------------
 38,500  Allergan Inc.............................................     1,393,219
 35,000  Johnson & Johnson........................................     2,016,875
 39,550  Life Technologies Inc....................................     1,196,388
                                                                     -----------
                                                                       4,606,482

                                                                        Market
 Shares Company                                                         Value
--------------------------------------------------------------------------------
        RETAIL & SERVICES -- 17.1%
        ------------------------------------------------------------------------
 43,000 Brady WH Co................................................    1,343,750
 12,000 Gannett Inc................................................    1,295,250
 62,000 G & K Services Inc. CL A...................................    2,154,500
 84,000 Walgreen Co................................................    2,152,500
 37,000 Wallace Computer Services Inc..............................    1,364,375
                                                                      ----------
                                                                       8,310,375
        UTILITY -- 1.9%
        ------------------------------------------------------------------------
 20,500 Century Telephone Enterprises..............................      902,000
                                                                      ----------
                                                                         902,000
 TOTAL COMMON STOCKS -- (COST -- $24,963,902)                         43,364,944
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
--------------------------------------------------------------------------------

 Principal
   Amount   Description
 ---------- -----------
 $5,005,000 Federal Home Loan
            Bank Purchase Yield
            6.003%,
            due 10/01/97........    5,005,000
                                  -----------
            TOTAL U.S.
            GOVERNMENT
            AGENCY OBLIGATIONS
            (AMORTIZED COST --
             $5,005,000)........    5,005,000
                                  -----------
      OTHER ASSETS LESS LIABILI-
  TIES -- 0.2%..................       72,741
                                  -----------
 NET ASSETS
 (equivalent to $28.41 per share
 of common stock based on
 1,705,337 shares of $.001 par
 value common stock outstanding,
 authorized 150,000,000 shares).  $48,442,685
                                  ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
* Non-income producing security.

                    --------------------------------------

                     [LOGO OF HILLIARD LYONS GROWTH FUND]

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 588-8400
                                 (800) 444-1854
                    --------------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
Gilbert L. Pamplin
Donald F. Kohler  Dillman A. Rash
John C. Owens

                                    OFFICERS

Donald F. Kohler--Chairman
Samuel C. Harvey--President
Thomas A. Corea--Vice President
Joseph C. Curry, Jr.--Vice President, Treasurer and Secretary
Dianna P. Wengler--Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997